UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐            Preliminary Proxy Statement

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☐            Definitive Proxy Statement

☑            Definitive Additional Materials

☐            Soliciting Material Pursuant to §240.14a-12

HENRY SCHEIN, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!
HENRY SCHEIN, INC. 2022 Annual Meeting Vote by May 17, 2022 11:59 PM EDT

HENRY SCHEIN, INC. 135 DURYEA ROAD, MAIL STOP E-365 MELVILLE, NY 11747

D74228-P70205-Z82107

You invested in HENRY SCHEIN, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 18, 2022.

Get informed before you vote

View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

 *Please check the meeting materials for any special requirements for meeting attendance.

V1.1

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors Nominees:

1a.	Mohamad Ali	For

1b.	Stanley M. Bergman	For

1c.	James P. Breslawski	For

1d.	Deborah Derby	For

1e.	Joseph L. Herring	For

1f.	Kurt P. Kuehn	For

1g.	Philip A. Laskawy	For

1h.	Anne H. Margulies	For

1i.	Mark E. Mlotek	For

1j.	Steven Paladino	For

1k.	Carol Raphael	For

1l.	E. Dianne Rekow, DDS, Ph.D.	For

1m.	Scott Serota	For

1n.	Bradley T. Sheares, Ph.D.	For

1o.	Reed V. Tuckson, M.D., FACP	For

2.	Proposal to approve, by non-binding vote, the 2021 compensation paid to the Company’s Named Executive Officers.	For

3.	Proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof.

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